Other intangible assets	6 Months Ended
Jun. 30, 2020
Intangible assets other than goodwill [abstract]
Disclosure of intangible assets [text block]	Other intangible assets During the three months ended March 31, 2020, impairment tests were performed comparing the carrying amount of the assets included in the respective CGUs to their value in use. The value in use of the CGUs was determined using a discounted cash flow methodology based primarily on unobservable inputs, including estimated pre-tax future cash flows attributable to the CGUs and a pre-tax discount rate reflecting a current market assessment.
    As of March 31, 2020, the Group reviewed its business and operations to take into consideration the estimated impacts and effects of the COVID-19 pandemic, including the estimated impact on the macroeconomic environment, the market outlook and the Group’s operations. Using the updated information, we performed an assessment of the recoverability of certain of our assets as of March 31, 2020. Specifically, we reviewed our cash generating units (“CGUs”) and goodwill and intangible assets with indefinite useful lives for indicators of impairment. Certain CGUs, primarily those that were expected to be more sensitive to the current market outlook, in North America, EMEA, LATAM and Maserati segments, as well as goodwill allocated to EMEA and LATAM segments, were found to have indicators of impairment, and were therefore subject to impairment testing. As a result of this impairment testing, impairment charges totaling €450 million, primarily as a result of reduced volume expectations, were recognized on CGUs within the EMEA, LATAM and Maserati segments composed of €247 million of Property, plant and equipment recognized within Cost of revenues and €203 million of previously capitalized development costs recognized within Research and development costs. Of these charges, €178 million relates to the EMEA segment, €161 million relates to the LATAM segment, and €111 million relates to the Maserati segment, which is incremental to the impairment recognized in Maserati discussed below.
    In addition to the impairments discussed above, during the three months ended March 31, 2020, certain assets within the Maserati segment were impaired in connection with decisions that were made regarding the planned utilization of certain assembly assets to more efficiently utilize the Group's manufacturing capacity as part of the implementation of the previously announced Maserati product renewal activities. As a result of these decisions, impairment charges were recognized totaling €177 million, composed of €85 million of Property, plant and equipment recognized within Cost of revenues and €92 million of previously capitalized development expenditures recognized within Research and development costs.
As there were no material changes in our cash flow forecasts, which were developed in connection with our Q1 reporting, and considering our assessment of internal and external information, no new indicators of impairment were noted and no further impairment testing was performed during the three months ended June 30, 2020.